UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2009

SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

18 East Dover Street, Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (410) 822-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01.    Other Events.

Shore Bancshares, Inc. (the “Company”) announces that The Centreville National Bank of Maryland, a national banking association and wholly-owned subsidiary of the Company, converted into a Maryland-chartered commercial bank with trust powers on December 31, 2009.  The bank, which now operates under the name “CNB”, is considered the same business and corporate entity as its national banking association predecessor, generally has all the rights, powers and duties of its national banking association predecessor, and succeeds to all of the rights, franchises and interests in its predecessor’s property.  In connection with its conversion, CNB elected to become a member of the Board of Governors of the Federal Reserve System, so its primary federal banking regulator is the Federal Reserve Bank of Richmond.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: January 4, 2010	By:	/s/ W. Moorhead Vermilye
W. Moorhead Vermilye
President and CEO